Symetra Retirement Passport Group Variable Annuity

Supplement dated January 4, 2017
to Prospectus dated May 1, 2010 as supplemented

Effective December 31, 2016, Calvert Research and Management is the investment advisor to the Calvert portfolios, replacing Calvert Investment Management, Inc. All references in the prospectuses to Calvert Investment Management, Inc. are replaced with Calvert Research and Management.